EXHIBIT 99

EMERGENT BIOSOLUTIONS TO ACQUIRE HEALTHCARE PROTECTIVE PRODUCTS DIVISION OF BRACCO DIAGNOSTICS INC.

•	Acquisition will broaden Emergent's biodefense franchise into chemical countermeasures

•	Transaction will expand product sales through the addition of RSDL, a product cleared by the FDA for removal or neutralization of chemical warfare agents

•	Acquisition expected to contribute to revenue and net income, exclusive of transaction costs, beginning in 2013

•	Emergent reaffirms full year 2013 revenue and net income guidance and 1Q 2013 revenue guidance

ROCKVILLE, MD, April 25, 2013—Emergent BioSolutions Inc. (NYSE: EBS) announced today that it has entered into an asset purchase agreement to acquire the Healthcare Protective Products Division (HPPD) of Bracco Diagnostics Inc. in an all-cash transaction that includes payment of $26.0 million upon closing.  The acquisition will diversify and expand Emergent's biodefense franchise by adding product sales from HPPD's marketed chemical countermeasure, RSDL (Reactive Skin Decontamination Lotion).  The acquisition offers Emergent an opportunity to leverage its core capabilities in manufacturing, government contracting, government sales, and product distribution as it looks to substantially expand sales of RSDL in the attractive and growing chemical countermeasure market.

"This acquisition directly supports our ongoing growth plan, which includes acquiring revenue generating, profitable products and businesses that address the needs of U.S. and allied foreign governments across the CBRN spectrum," stated Daniel J. Abdun-Nabi, president and chief executive officer of Emergent BioSolutions.  "Our relationships, combined with those of HPPD, with the U.S. Government and foreign ministries of defense, as well as worldwide distributor relationships addressing first responder markets, should enable us to grow revenues from RSDL and to expand and enhance Emergent's leadership position as a premier supplier of CBRN countermeasures."

The Canadian Department of National Defence and the U.S. Department of the Army have both played a central role in the development and licensing of RSDL, which has been cleared by the U.S. Food and Drug Administration (FDA), Health Canada, the European Union's Medicines and Healthcare products Regulatory Agency and Australia's Therapeutics Goods Administration for the removal or neutralization of chemical warfare agents from the skin, including nerve agents, mustard gas, and toxins.

After closing of the transaction, Emergent will assume responsibility for an existing 5-year (2012-2017) procurement contract with the U.S. Department of Defense (DoD) to provide RSDL to active military personnel, as well as a supply agreement with NATO that allows NATO countries to purchase RSDL through the NATO Support Agency through 2015, with up to two additional option years.  Emergent intends to pursue various potential growth opportunities for RSDL, including expanding sales to additional U.S. government agencies and domestic and foreign first responders, as well as new foreign ministries of defense.

Emergent plans to retain HPPD's current staff of 16 employees who will be integrated into Emergent's Biodefense Division.  HPPD's operations will continue to be located in Princeton, New Jersey and Hattiesburg, Mississippi.

The acquisition of HPPD, which is subject to customary closing conditions including the receipt of certain third party consents and regulatory approvals, is expected to close in the third quarter of 2013.

Emergent expects the acquisition to contribute to revenue and net income, exclusive of transaction costs, beginning in 2013.  After giving effect to this acquisition, Emergent is reaffirming its annual 2013 guidance of $290 to $310 million in total revenues and $20 to $30 million in net income.  The company also reaffirms its first quarter revenue guidance of $40 to $50 million.  Actual first quarter 2013 financial results will be announced on May 2, 2013.

Conference Call and Webcast
Emergent will host a conference call to discuss this acquisition on April 25, 2013 at 8:00 am Eastern.  The conference call will be accessible by dialing 888.771.4371 or 847.585.4405 (international) and providing confirmation number 34764446.  The call will also be webcast, accessible from the Company's website at www.emergentbiosolutions.com, under "Investors."

A replay of the conference call will be accessible, approximately one hour following the conclusion of the call, by dialing 888.843.7419 or 630.652.3042 and using the passcode 34764446.  The replay will be available through May 2, 2013 on the company's website www.emergentbiosolutions.com, under "Investors."

About Emergent BioSolutions
Emergent BioSolutions is a specialty pharmaceutical company seeking to protect and enhance life by offering specialized products to healthcare providers and governments to address medical needs and emerging health threats. Additional information about the company may be found at www.emergentbiosolutions.com. Follow us @emergentbiosolu.

Safe Harbor Statement
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding the expected closing of the transaction, the potential opportunities and financial impact of the transaction, and our financial guidance, and any other statements containing the words "believes", "expects", "anticipates", "intends", "plans", "estimates" and similar expressions, are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances.

There are a number of important factors that could cause the company's actual results to differ materially from those indicated by such forward-looking statements, including uncertainties as to the satisfaction of closing conditions with respect to the transaction, including the timing and receipt of third party and regulatory approvals; our ability to successfully integrate the business and realize the benefits of the transaction; appropriations for BioThrax® procurement; our ability to obtain new BioThrax sales contracts or modifications to existing contracts; our plans to pursue label expansions and improvements for BioThrax; availability of funding for our U.S. government grants and contracts; our ability to identify and acquire or in-license products or late-stage product candidates that satisfy our selection criteria; whether anticipated synergies and benefits from an acquisition or in-license are realized within expected time periods or at all; our ability to enter into selective collaboration arrangements; our ability to expand our manufacturing facilities and capabilities; the rate and degree of market acceptance and clinical utility of our products; the success of our ongoing and planned development programs; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; and our commercialization, marketing and manufacturing capabilities and strategy. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the SEC, when evaluating our forward-looking statements.

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Investor Contact:
Robert G. Burrows
Vice President, Investor Relations
301-795-1877
BurrowsR@ebsi.com

Media Contact:
Tracey Schmitt
Vice President, Corporate Communications
301-795-1800
SchmittT@ebsi.com